UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	January 1, 2012 — December 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|12

Annual report

Putnam VT High Yield Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

With the uncertainty around the U.S. “fiscal cliff” diminished, investors now have some measure of clarity heading into 2013. Of course, challenges remain, including the upcoming debate over the debt ceiling at the end of March. Still, the significant risks — the fiscal cliff, a “hard landing” in China, and the dissolution of the European Union — have abated in the past few months.

Clarity and greater certainty are positive developments for investors. Markets worldwide are starting to recognize that macroeconomic data are beginning to stabilize and even exhibit nascent signs of growth. As the investment climate slowly improves, it is important for you to rely on the expertise of your financial advisor, who can help you work toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 12/31/12)

Investment objective

High current income, with a secondary objective of capital growth when consistent with achieving high current income

Net asset value December 31, 2012

Class IA: $7.09	Class IB: $7.03

Total return at net asset value

			JPMorgan Developed
(as of 12/31/12)	Class IA shares*	Class IB shares†	High Yield Index‡

1 year	16.34%	16.01%	15.67%

5 years	51.15	49.47	64.57
Annualized	8.61	8.37	10.48

10 years	150.89	144.89	174.41
Annualized	9.63	9.37	10.62

Life	596.10	564.58	—
Annualized	8.10	7.90	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

‡The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class IA shares.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Credit quality

Baa	4.2%

Ba	20.3%

B	47.1%

Caa or below	22.6%

Not rated	2.8%

Net cash	3.0%

Allocations are represented as a percentage of net assets as of 12/31/12. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 12/31/12. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch Ratings, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the cash and net other assets category. The fund itself has not been rated by an independent rating agency.

Putnam VT High Yield Fund 1

Report from your fund’s manager

What was the market environment like for high-yield bonds during 2012?

Given the robust demand from investors seeking income, high-yield bonds were one of the top-performing fixed-income categories for the period. The asset class posted these strong returns in a market environment that included both optimism about U.S. economic growth and Europe’s sovereign debt crisis and pessimism about disappointing U.S. economic data, slowing global economic growth, eurozone debt, and uncertainty about the U.S. presidential election and the “fiscal cliff.”

What factors influenced the fund’s performance relative to the benchmark?

At the sector/industry level, overweighting financials, telecommunications, gaming and leisure, and chemicals aided the fund’s results versus the index. Conversely, holding lighter-than-benchmark stakes in paper/packaging, diversified media, and transportation hindered relative performance. From a credit-quality standpoint, modestly overweighting CCC-rated securities helped the fund’s relative performance, as they outperformed BB-rated and B-rated bonds.

Underweighting BB-rated and “crossover” securities provided a further boost to results, because bonds in these ratings tiers lagged the index. Crossover bonds are those that straddle the gap between investment grade and high yield, often receiving an investment-grade rating from one rating agency and a below-investment-grade rating from another.

Which holdings contributed to performance?

Wireless carrier Sprint Nextel was the top individual contributor, as the company posted better-than-expected results on stronger wireless margins resulting from lower expenses and reduced roaming costs. In addition, Sprint Nextel added more than one million subscribers to its network during the period. Satellite services provider Intelsat also helped the fund’s performance, thanks to stronger operating margins and continued steady growth.

Our position in automotive finance provider Ally Financial [formerly GMAC] proved beneficial, as investors became more confident in the firm’s ability to extricate itself from mortgage liabilities at its ResCap subsidiary. Real estate and relocation services company Realogy was another contributor. Prices for the firm’s bonds and bank debt rose in anticipation of an initial public stock offering, along with continued modest improvement in transaction volumes and pricing. Realogy’s securities were also helped by signs of a recovery in the U.S. housing market. Hospitality and gaming company MTR Gaming Group rounded out the group of top contributors. MTR’s securities received a boost when the Ohio Gaming Commission licensed the firm to operate video lottery terminals at its Scioto Downs racetrack in Columbus, Ohio.

Which investments weren’t as productive?

NII Capital, the financing subsidiary of NII Holdings, which provides mobile communications for business customers in Latin America under the Nextel brand, was a disappointment. The firm missed revenue and earnings expectations due to lower-than-forecast average revenue per user and margin pressure from its expansion and rebranding initiative. NII also indicated that it expects earnings and net subscriber additions to be markedly lower compared with the same period last year. Another detractor from performance was the fund’s underweight exposure to automaker Chrysler Group, whose bonds outperformed the index during the period. Chrysler benefited from stronger U.S. sales across all of its brands.

What is your outlook for the high-yield market for the coming months?

The high-yield market closed out 2012 on a strong note as investors looked past the fiscal cliff toward expectations of broader global growth. The U.S. growth trajectory, while not impressive, appears to be resilient, the Asian growth cycle appears to be turning, and Europe looks to be stabilizing. Corporate fundamentals still appear to be reasonably solid, although earnings in various early-cycle industries are showing signs of softening. At the same time, the housing market appears to be recovering in many parts of the country, which could provide a nice boost to certain sectors of the economy. That said, we believe the possibility of fiscal austerity in the form of spending cuts and tax increases in 2013 could dampen the positive effects of a housing recovery.

In my estimation, supply-and-demand dynamics in the high-yield market continue to be favorable, as strong supply has been met with solid investor demand. We expect this demand to remain firm as the asset class remains attractive for investors seeking yield. While yield spreads on high-yield bonds have tightened, we believe their absolute yields remain attractive against the backdrop of lower-yielding alternatives, particularly given lower rates of default at the present time. Consequently, in our view, high-yield bonds appear to be fairly valued, and near historical valuation levels.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Derivatives also involve the risk, in the case of many over-the-counter instruments, of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond instruments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds

2 Putnam VT High Yield Fund

have ongoing fees and expenses. The prices of bonds may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. Current and future portfolio holdings are subject to risk.

Your fund’s managers

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT High Yield Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2012, to December 31, 2012. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/12		for the 6 months ended 12/31/12

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$3.93	$5.23	$3.81	$5.08

Ending value
(after expenses)	$1,082.40	$1,079.90	$1,021.37	$1,020.11

Annualized
expense ratio†	0.75%	1.00%	0.75%	1.00%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/12. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

4 Putnam VT High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT High Yield Fund (the “fund”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2012 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 7, 2013

Putnam VT High Yield Fund 5

The fund’s portfolio 12/31/12

CORPORATE BONDS AND NOTES (84.7%)*		Principal amount	Value

Advertising and marketing services (0.5%)
Affinion Group, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018		$760,000	$579,500

Affinion Group, Inc. company guaranty sr. unsec.
sub. notes 11 1/2s, 2015		795,000	645,937

Griffey Intermediate, Inc./Griffey Finance
Sub LLC 144A sr. notes 7s, 2020		255,000	262,012

Lamar Media Corp. company
guaranty sr. sub. notes 7 7/8s, 2018		115,000	127,074

Lamar Media Corp. company
guaranty sr. sub. notes 5 7/8s, 2022		390,000	423,150

			2,037,673
Automotive (1.3%)
Chrysler Group, LLC/CG Co-Issuer, Inc. company
guaranty notes 8 1/4s, 2021		700,000	770,000

Ford Motor Credit Co., LLC sr. unsec.
unsub. notes 5 7/8s, 2021		1,575,000	1,836,153

Ford Motor Credit Co., LLC sr. unsec.
unsub. notes 5 3/4s, 2021		230,000	264,804

General Motors Escrow notes 8 1/4s, 2023		820,000	12,300

Motors Liquidation Co. Escrow notes 8 3/8s, 2033		765,000	11,475

Navistar International Corp. sr. notes 8 1/4s, 2021		926,000	893,590

Schaeffler Finance BV sr. sec. notes Ser. REGS,
8 3/4s, 2019 (Germany)	EUR	130,000	196,825

Schaeffler Finance BV 144A company
guaranty sr. notes 8 1/2s, 2019 (Germany)		$723,000	813,374

Schaeffler Finance BV 144A company
guaranty sr. notes 7 3/4s, 2017 (Germany)		260,000	288,600

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017		70,000	80,588

			5,167,709
Basic materials (6.8%)
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s,
2017 (Canada)		250,000	262,500

Ardagh Glass Finance PLC sr. unsub. notes
Ser. REGS, 9 1/4s, 2016 (Ireland)	EUR	90,000	128,789

Ashland, Inc. 144A sr. unsec. notes 4 3/4s, 2022		$170,000	176,800

Atkore International, Inc. company
guaranty sr. notes 9 7/8s, 2018		1,205,000	1,280,312

Boise Cascade LLC/Boise Cascade Finance Corp.
144A sr. unsec. notes 6 3/8s, 2020
(United Kingdom)		110,000	113,300

Celanese US Holdings, LLC company guaranty
sr. unsec. unsub. notes 4 5/8s, 2022 (Germany)		395,000	414,750

Celanese US Holdings, LLC sr. notes 5 7/8s,
2021 (Germany)		1,145,000	1,282,400

Cemex Finance, LLC 144A company
guaranty sr. bonds 9 1/2s, 2016		485,000	527,438

Cemex Finance, LLC 144A company
guaranty sr. notes 9 3/8s, 2022		225,000	253,125

Compass Minerals International, Inc. company
guaranty sr. unsec. notes 8s, 2019		845,000	912,600

Edgen Murray Corp. 144A company
guaranty sr. notes 8 3/4s, 2020		375,000	378,750

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)		220,000	224,400

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		95,000	85,738

FMG Resources August 2006 Pty, Ltd. 144A
company guaranty sr. unsec. notes 6 3/8s, 2016
(Australia)		345,000	357,075

CORPORATE BONDS AND NOTES (84.7%)* cont.		Principal amount	Value

Basic materials cont.
FMG Resources August 2006 Pty, Ltd. 144A
sr. notes 8 1/4s, 2019 (Australia)		$370,000	$394,050

FMG Resources August 2006 Pty, Ltd. 144A
sr. notes 6 7/8s, 2018 (Australia)		830,000	852,825

FMG Resources August 2006 Pty, Ltd. 144A
sr. unsec. notes 6 7/8s, 2022 (Australia)		420,000	430,500

HD Supply, Inc. company guaranty sr. unsec.
sub. notes 13 1/2s, 2015		380,000	389,500

HD Supply, Inc. 144A company guaranty sr. unsec.
notes 11 1/2s, 2020		700,000	788,375

Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty sr. notes
8 7/8s, 2018		575,000	590,812

Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty sr. notes
6 5/8s, 2020		35,000	35,613

Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty sr. notes FRN
4.81s, 2014		280,000	262,500

Huntsman International, LLC company
guaranty sr. unsec. sub. notes 8 5/8s, 2021		645,000	736,912

Huntsman International, LLC company
guaranty sr. unsec. sub. notes 8 5/8s, 2020		510,000	577,575

Huntsman International, LLC 144A company
guaranty sr. unsec. unsub. notes 4 7/8s, 2020		400,000	404,500

IAMGOLD Corp. 144A company guaranty sr. unsec.
notes 6 3/4s, 2020 (Canada)		750,000	731,250

INEOS Finance PLC 144A company
guaranty sr. notes 8 3/8s, 2019 (United Kingdom)		255,000	274,763

INEOS Finance PLC 144A company
guaranty sr. notes 7 1/2s, 2020 (United Kingdom)		165,000	173,663

INEOS Group Holdings, Ltd. company
guaranty sr. unsec. notes Ser. REGS, 7 7/8s,
2016 (Luxembourg)	EUR	655,000	858,585

Inmet Mining Corp. 144A company
guaranty sr. unsec. notes 7 1/2s, 2021 (Canada)		$155,000	161,200

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		840,000	932,400

Louisiana-Pacific Corp. company
guaranty sr. unsec. unsub. notes 7 1/2s, 2020		360,000	406,800

LyondellBasell Industries NV sr. unsec. notes
6s, 2021		1,075,000	1,260,437

LyondellBasell Industries NV sr. unsec.
unsub. notes 5 3/4s, 2024		880,000	1,034,000

LyondellBasell Industries NV sr. unsec.
unsub. notes 5s, 2019		1,085,000	1,198,924

Momentive Performance Materials, Inc.
company guaranty notes 9 1/2s, 2021	EUR	220,000	212,010

Momentive Performance Materials, Inc. 144A
company guaranty sr. notes 10s, 2020		$260,000	256,100

MPM Escrow LLC/MPM Finance Escrow Corp.
144A sr. notes 8 7/8s, 2020		300,000	303,000

New Gold, Inc. 144A company guaranty sr.
unsec. unsub. notes 7s, 2020 (Canada)		420,000	448,350

New Gold, Inc. 144A sr. unsec. notes 6 1/4s,
2022 (Canada)		200,000	207,000

Novelis, Inc. company guaranty sr. unsec.
notes 8 3/4s, 2020		425,000	473,874

Nufarm Australia Ltd. 144A company
guaranty sr. notes 6 3/8s, 2019 (Australia)		285,000	299,963

Perstorp Holding AB 144A company
guaranty sr. notes 8 3/4s, 2017 (Sweden)		630,000	648,900

PQ Corp. 144A sr. notes 8 3/4s, 2018		505,000	530,250

6 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (84.7%)* cont.		Principal amount	Value

Basic materials cont.
Roofing Supply Group, LLC/Roofing Supply
Finance, Inc. 144A company guaranty sr. unsec.
notes 10s, 2020		$480,000	$537,600

Ryerson, Inc./Joseph T Ryerson & Son, Inc. 144A
company guaranty sr. notes 9s, 2017		515,000	525,300

Sealed Air Corp. 144A sr. unsec. notes
6 1/2s, 2020		120,000	129,600

Smurfit Kappa Acquisition company
guaranty sr. bonds 7 1/4s, 2017 (Ireland)	EUR	50,000	70,761

Smurfit Kappa Acquisitions 144A company
guaranty sr. notes 4 7/8s, 2018 (Ireland)		$265,000	270,963

Smurfit Kappa Treasury company guaranty
sr. unsec. unsub. debs 7 1/2s, 2025 (Ireland)		265,000	277,588

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		225,000	227,813

Steel Dynamics, Inc. sr. unsec. notes company
guaranty 7 5/8s, 2020		185,000	204,425

Steel Dynamics, Inc. 144A company
guaranty sr. unsec. notes 6 3/8s, 2022		115,000	121,900

Steel Dynamics, Inc. 144A company
guaranty sr. unsec. notes 6 1/8s, 2019		155,000	164,300

Taminco Acquisition Corp. 144A sr. unsec.
notes 9 1/8s, 2017 (Belgium)		275,000	271,563

Taminco Global Chemical Corp. 144A
sr. notes 9 3/4s, 2020 (Belgium) ‡‡		865,000	947,174

Tronox Finance, LLC 144A company
guaranty sr. unsec. notes 6 3/8s, 2020		770,000	777,700

Verso Paper Holdings, LLC/Verso Paper, Inc.
company guaranty sr. notes 11 3/4s, 2019		40,000	28,400

Verso Paper Holdings, LLC/Verso Paper, Inc.
company guaranty sr. notes 8 3/4s, 2019		185,000	70,300

			26,897,995
Broadcasting (1.9%)
Clear Channel Communications, Inc. 144A company
guaranty sr. notes 9s, 2019		555,000	507,824

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2020		985,000	992,387

Clear Channel Worldwide Holdings, Inc. 144A
company guaranty sr. unsec. unsub. notes
6 1/2s, 2022		640,000	664,000

Cumulus Media Holdings, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2019		995,000	977,588

Entercom Radio, LLC company guaranty sr. unsec.
sub. notes 10 1/2s, 2019		585,000	643,500

Gray Television, Inc. 144A company
guaranty sr. unsec. notes 7 1/2s, 2020		480,000	490,800

LIN Television Corp. 144A company
guaranty sr. unsec. notes 6 3/8s, 2021		255,000	267,750

Nexstar Broadcasting, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 7/8s, 2020		615,000	631,143

Nexstar Broadcasting, Inc./Mission
Broadcasting, Inc. company
guaranty sr. notes 8 7/8s, 2017		735,000	806,662

Sinclair Television Group, Inc. 144A
sr. notes 6 1/8s, 2022		270,000	286,537

Univision Communications, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2021		275,000	283,938

Univision Communications, Inc. 144A
sr. notes 7 7/8s, 2020		440,000	476,300

XM Satellite Radio, Inc. 144A sr. unsec.
notes 7 5/8s, 2018		360,000	401,400

			7,429,829

CORPORATE BONDS AND NOTES (84.7%)* cont.	Principal amount	Value

Building materials (1.2%)
Building Materials Corp. 144A company
guaranty sr. notes 7 1/2s, 2020	$150,000	$165,563

Building Materials Corp. 144A sr. notes 7s, 2020	700,000	763,000

Building Materials Corp. 144A sr. notes
6 7/8s, 2018	330,000	356,400

Building Materials Corp. 144A sr. notes
6 3/4s, 2021	290,000	320,450

Jeld-Wen Escrow Corp. 144A sr. notes
12 1/4s, 2017	965,000	1,114,574

Masonite International Corp., 144A company
guaranty sr. notes 8 1/4s, 2021 (Canada)	825,000	882,750

Nortek, Inc. company guaranty sr. unsec.
notes 10s, 2018	930,000	1,034,624

Owens Corning company guaranty sr. unsec.
notes 9s, 2019	181,000	226,703

		4,864,064
Cable television (2.7%)
Adelphia Communications Corp. escrow
bonds zero %, 2013	80,000	520

Adelphia Communications Corp. escrow
bonds zero %, 2013	130,000	845

Adelphia Communications Corp. escrow
bonds zero %, 2012	290,000	1,885

Adelphia Communications Corp. escrow
bonds zero %, 2012	755,000	4,908

AMC Networks, Inc. company guaranty sr. unsec.
unsub. notes 4 3/4s, 2022	185,000	185,694

Bresnan Broadband Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	475,000	515,375

Cablevision Systems Corp. sr. unsec.
unsub. notes 8 5/8s, 2017	825,000	962,156

Cablevision Systems Corp. sr. unsec.
unsub. notes 8s, 2020	75,000	84,469

Cablevision Systems Corp. sr. unsec.
unsub. notes 7 3/4s, 2018	235,000	261,438

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. notes 6 1/2s, 2021	935,000	1,008,630

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. notes 5 1/4s, 2022	415,000	422,263

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. unsub. notes
7 3/8s, 2020	430,000	477,300

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. unsub. notes
6 5/8s, 2022	235,000	256,738

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. unsub. notes
5 1/8s, 2023	255,000	255,000

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsub. notes 7s, 2019	450,000	486,000

Cequel Communications Escrow Capital Corp. 144A
sr. unsec. notes 6 3/8s, 2020	150,000	156,188

CSC Holdings, LLC 144A sr. unsec.
unsub. notes 6 3/4s, 2021	350,000	388,063

DISH DBS Corp. company guaranty sr. unsec.
notes 7 7/8s, 2019	625,000	740,625

DISH DBS Corp. company guaranty sr. unsec.
notes 6 3/4s, 2021	895,000	1,020,300

Mediacom, LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019	205,000	227,038

Mediacom, LLC/Mediacom Capital Corp. sr. unsec.
unsub. notes 7 1/4s, 2022	620,000	666,500

Putnam VT High Yield Fund 7

CORPORATE BONDS AND NOTES (84.7%)* cont.		Principal amount	Value

Cable television cont.
Quebecor Media, Inc. 144A sr. unsec.
notes 5 3/4s, 2023 (Canada)		$480,000	$505,800

Unitymedia Hessen GmbH & Co. KG/Unitymedia
NRW GmbH 144A company guaranty sr. notes
7 1/2s, 2019 (Germany)		395,000	435,977

Videotron Ltee company guaranty sr. unsec.
unsub. notes 5s, 2022 (Canada)		1,150,000	1,206,062

Virgin Media Finance PLC company
guaranty sr. unsec. unsub. notes 5 1/4s, 2022
(United Kingdom)		280,000	297,707

Virgin Media Finance PLC company
guaranty sr. unsec. unsub. notes 4 7/8s, 2022
(United Kingdom)		280,000	287,804

			10,855,285
Capital goods (5.6%)
ADS Waste Holdings, Inc. 144A sr. notes
8 1/4s, 2020		115,000	120,750

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2019		1,640,000	1,791,700

ARD Finance SA sr. notes Ser. REGS, 11 1/8s,
2018 (Luxembourg) ‡‡	EUR	111,433	153,792

ARD Finance SA 144A sr. notes 11 1/8s,
2018 (Luxembourg) ‡‡		$271,583	287,878

Ardagh Packaging Finance PLC sr. notes Ser.
REGS, 7 3/8s, 2017 (Ireland)	EUR	585,000	843,126

Ardagh Packaging Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (Ireland)	EUR	250,000	360,310

Ardagh Packaging Finance PLC 144A company
guaranty sr. unsec. unsub. notes 9 1/8s, 2020
(Ireland)		$200,000	218,000

Ardagh Packaging Finance PLC/Ardagh MP
Holdings USA, Inc. 144A company guaranty
sr. notes 7 3/8s, 2017 (Ireland)		200,000	217,500

B/E Aerospace, Inc. sr. unsec.
unsub. notes 5 1/4s, 2022		235,000	249,100

Ball Corp. company guaranty sr. unsec. notes
5s, 2022		140,000	149,800

Berry Plastics Corp. company
guaranty notes 9 1/2s, 2018		575,000	632,500

Berry Plastics Corp. company
guaranty unsub. notes 9 3/4s, 2021		300,000	345,750

Berry Plastics Holding Corp. company
guaranty sr. unsec. sub. notes 10 1/4s, 2016		300,000	308,625

BOE Merger Corp. 144A sr. unsec. notes
9 1/2s, 2017 ‡‡		260,000	260,000

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s,
2020 (Canada)		360,000	408,600

Briggs & Stratton Corp. company
guaranty sr. unsec. notes 6 7/8s, 2020		925,000	1,046,405

Consolidated Container Co. LLC/Consolidated
Container Capital, Inc. 144A company
guaranty sr. unsec. notes 10 1/8s, 2020		190,000	203,300

Continental Rubber of America Corp. 144A
notes 4 1/2s, 2019		315,000	321,300

Crown Euro Holdings SA 144A sr. notes 7 1/8s,
2018 (France)	EUR	200,000	290,009

Dematic SA/DH Services Luxembourg Sarl 144A
company guaranty sr. unsec. notes 7 3/4s, 2020
(Luxembourg)		$460,000	460,000

Exide Technologies sr. notes 8 5/8s, 2018		595,000	504,263

GrafTech International, Ltd. 144A company
guaranty sr. unsec. notes 6 3/8s, 2020		150,000	155,438

CORPORATE BONDS AND NOTES (84.7%)* cont.	Principal amount	Value

Capital goods cont.
Kratos Defense & Security Solutions, Inc. company
guaranty sr. notes 10s, 2017	$705,000	$773,738

Legrand SA unsec. unsub. debs. 8 1/2s, 2025
(France)	1,605,000	2,119,415

Manitowoc Co., Inc. (The) company
guaranty sr. unsec. notes 5 7/8s, 2022	185,000	186,156

Mueller Water Products, Inc. company
guaranty sr. unsec. unsub. notes 8 3/4s, 2020	94,000	107,160

Pittsburgh Glass Works, LLC 144A
sr. notes 8 1/2s, 2016	1,180,000	1,085,600

Polypore International, Inc. company
guaranty sr. unsec. notes 7 1/2s, 2017	805,000	877,450

Rexel SA 144A company guaranty sr. unsec.
unsub. notes 6 1/8s, 2019 (France)	845,000	892,530

Reynolds Group Issuer, Inc. company
guaranty sr. notes 7 7/8s, 2019	250,000	278,125

Reynolds Group Issuer, Inc. company
guaranty sr. notes 7 1/8s, 2019	395,000	424,625

Reynolds Group Issuer, Inc. company
guaranty sr. unsec. unsub. notes 9 7/8s, 2019	845,000	908,375

Reynolds Group Issuer, Inc. company
guaranty sr. unsec. unsub. notes 8 1/4s, 2021
(New Zealand)	240,000	243,600

Reynolds Group Issuer, Inc. 144A company
guaranty sr. notes 5 3/4s, 2020	385,000	397,513

Silver II Borrower/Silver II US Holdings, LLC
144A company guaranty sr. unsec.
unsub. notes 7 3/4s, 2020 (Luxembourg)	215,000	222,525

Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018	330,000	358,050

Tenneco, Inc. company
guaranty sr. unsub. notes 6 7/8s, 2020	500,000	544,375

Terex Corp. company guaranty sr. unsec.
unsub. notes 6s, 2021	795,000	834,750

Thermadyne Holdings Corp. company
guaranty sr. notes 9s, 2017	1,200,000	1,278,000

Thermon Industries, Inc. company
guaranty sr. notes 9 1/2s, 2017	469,000	520,590

TransDigm, Inc. company guaranty unsec.
sub. notes 7 3/4s, 2018	840,000	929,250

		22,309,973
Coal (1.2%)
Alpha Natural Resources, Inc. company
guaranty sr. unsec. notes 6 1/4s, 2021	230,000	211,025

Alpha Natural Resources, Inc. company
guaranty sr. unsec. notes 6s, 2019	525,000	486,938

Arch Coal, Inc. company guaranty sr. unsec.
notes 7 1/4s, 2020	275,000	255,063

Arch Coal, Inc. company guaranty sr. unsec.
unsub. notes 7s, 2019	570,000	530,100

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020	1,560,000	1,688,700

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8s, 2017	920,000	995,900

Peabody Energy Corp. company guaranty sr. unsec.
notes 7 3/8s, 2016	95,000	108,775

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	80,000	85,800

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6s, 2018	380,000	403,750

		4,766,051

8 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (84.7%)* cont.		Principal amount	Value

Commercial and consumer services (1.7%)
ARAMARK Holdings Corp. 144A sr. unsec.
notes 8 5/8s, 2016 ‡‡		$335,000	$342,960

Ashtead Capital, Inc. 144A company
guaranty sr. notes 6 1/2s, 2022		200,000	216,000

Igloo Holdings Corp. 144A sr. unsec.
unsub. notes 8 1/4s, 2017 ‡‡		825,000	814,688

Interactive Data Corp. company
guaranty sr. unsec. notes 10 1/4s, 2018		921,000	1,036,124

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2023		755,000	781,424

Rural/Metro Corp. 144A sr. unsec. notes
10 1/8s, 2019		925,000	892,624

Sabre Holdings Corp. sr. unsec.
unsub. notes 8.35s, 2016		1,245,000	1,325,924

Sabre, Inc. 144A sr. notes 8 1/2s, 2019		500,000	531,250

Travelport, LLC company guaranty sr. unsec.
sub. notes 11 7/8s, 2016		495,000	228,938

Travelport, LLC company guaranty sr. unsec.
unsub. notes 9 7/8s, 2014		25,000	22,031

Travelport, LLC 144A sr. notes Ser. B, 6.306s, 2016 ‡‡		530,686	435,163

Travelport, LLC/Travelport, Inc. company
guaranty sr. unsec. notes 9s, 2016		324,000	251,100

			6,878,226
Consumer (0.5%)
Jarden Corp. company guaranty sr. unsec.
sub. notes Ser. 1, 7 1/2s, 2020	EUR	135,000	194,204

Spectrum Brands Escrow Corp. 144A sr. unsec.
notes 6 5/8s, 2022		$35,000	37,800

Spectrum Brands Escrow Corp. 144A sr. unsec.
notes 6 3/8s, 2020		45,000	47,813

Spectrum Brands Holdings, Inc. company
guaranty sr. notes 9 1/2s, 2018		810,000	919,350

Spectrum Brands Holdings, Inc. 144A
sr. notes 6 3/4s, 2020		615,000	658,050

			1,857,217
Consumer staples (6.0%)
Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes 9 3/4s, 2020		225,000	259,875

Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes 9 5/8s, 2018		220,000	245,300

Burger King Corp. company guaranty sr. unsec.
notes 9 7/8s, 2018		545,000	624,025

Carrols Restaurant Group, Inc. 144A company
guaranty sr. notes 11 1/4s, 2018		200,000	219,000

CKE Holdings, Inc. 144A sr. unsec. notes
10 1/2s, 2016 ‡‡		524,551	559,958

Claire’s Stores, Inc. company
guaranty sr. notes 8 7/8s, 2019		270,000	255,150

Claire’s Stores, Inc. 144A sr. notes 9s, 2019		1,135,000	1,220,124

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 7 1/4s, 2016		665,000	768,075

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 6s, 2022		335,000	383,575

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 4 5/8s, 2023		155,000	161,975

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017		475,000	504,688

Dave & Buster’s, Inc. company guaranty sr. unsec.
unsub. notes 11s, 2018		900,000	1,008,000

Dean Foods Co. company guaranty sr. unsec.
unsub. notes 9 3/4s, 2018		315,000	362,250

CORPORATE BONDS AND NOTES (84.7%)* cont.		Principal amount	Value

Consumer staples cont.
Dean Foods Co. company guaranty sr. unsec.
unsub. notes 7s, 2016		$660,000	$724,350

Del Monte Corp. company guaranty sr. unsec.
notes 7 5/8s, 2019		400,000	417,000

DineEquity, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018		1,295,000	1,471,443

Dole Food Co. sr. notes 13 7/8s, 2014		226,000	250,295

Dole Food Co. 144A sr. notes 8s, 2016		195,000	202,800

Elizabeth Arden, Inc. sr. unsec.
unsub. notes 7 3/8s, 2021		760,000	849,300

HDTFS, Inc. 144A company
guaranty sr. notes 6 1/4s, 2022		360,000	383,400

HDTFS, Inc. 144A company
guaranty sr. notes 5 7/8s, 2020		310,000	323,950

Hertz Corp. (The) company guaranty sr. unsec.
notes 7 1/2s, 2018		295,000	325,975

Hertz Holdings Netherlands BV 144A
sr. bonds 8 1/2s, 2015 (Netherlands)	EUR	760,000	1,080,164

JBS USA, LLC/JBS USA Finance, Inc. company
guaranty sr. unsec. notes 11 5/8s, 2014		$340,000	379,950

JBS USA, LLC/JBS USA Finance, Inc. 144A
sr. unsec. notes 8 1/4s, 2020		250,000	265,000

JBS USA, LLC/JBS USA Finance, Inc. 144A
sr. unsec. notes 7 1/4s, 2021		890,000	898,900

Landry’s Acquisition Co. 144A sr. unsec.
notes 9 3/8s, 2020		430,000	456,875

Landry’s Holdings II, Inc. 144A sr. unsec.
notes 10 1/4s, 2018		390,000	388,050

Libbey Glass, Inc. company
guaranty sr. notes 6 7/8s, 2020		425,000	459,000

Michael Foods, Inc. company guaranty sr. unsec.
notes 9 3/4s, 2018		375,000	414,375

Post Holdings, Inc. 144A sr. unsec. notes
7 3/8s, 2022		345,000	377,991

Prestige Brands, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2018		985,000	1,092,118

Rite Aid Corp. company
guaranty sr. notes 10 1/4s, 2019		295,000	336,300

Rite Aid Corp. company guaranty sr. notes
7 1/2s, 2017		410,000	421,275

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017		1,240,000	1,294,250

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2020		635,000	676,275

Rite Aid Corp. company
guaranty sr. unsub. notes 8s, 2020		235,000	268,488

Smithfield Foods, Inc. sr. unsec.
unsub. notes 6 5/8s, 2022		540,000	596,700

United Rentals North America, Inc. company
guaranty sr. unsec. unsub. notes 9 1/4s, 2019		1,205,000	1,373,700

United Rentals North America, Inc. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2023		145,000	153,338

UR Financing Escrow Corp. 144A sr. unsec.
notes 7 5/8s, 2022		320,000	357,600

West Corp. company guaranty sr. unsec.
notes 8 5/8s, 2018		335,000	350,913

West Corp. company guaranty sr. unsec.
notes 7 7/8s, 2019		450,000	465,750

Wok Acquisition Corp. 144A sr. unsec.
notes 10 1/4s, 2020		190,000	202,825

			23,830,345

Putnam VT High Yield Fund 9

CORPORATE BONDS AND NOTES (84.7%)* cont.	Principal amount	Value

Energy (oil field) (0.9%)
FTS International Services, LLC/FTS International
Bonds, Inc. 144A company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018	$582,000	$600,914

Hiland Partners LP/Hiland Partners
Finance Corp. 144A company
guaranty sr. notes 7 1/4s, 2020	305,000	326,350

Key Energy Services, Inc. company guaranty unsec.
unsub. notes 6 3/4s, 2021	665,000	665,000

Key Energy Services, Inc. 144A company
guaranty sr. unsec. notes 6 3/4s, 2021	155,000	154,225

Offshore Group Investment, Ltd. company
guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)	633,000	689,970

Offshore Group Investment, Ltd. 144A company
guaranty sr. notes 7 1/2s, 2019 (Cayman Islands)	740,000	747,400

Trinidad Drilling, Ltd. 144A sr. unsec.
notes 7 7/8s, 2019 (Canada)	155,000	164,687

		3,348,546
Entertainment (0.8%)
AMC Entertainment, Inc. company
guaranty sr. sub. notes 9 3/4s, 2020	765,000	883,575

Carmike Cinemas, Inc. company
guaranty notes 7 3/8s, 2019	215,000	232,200

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec.
notes 9 1/8s, 2018	135,000	151,875

Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 7 3/8s, 2021	395,000	436,475

Cinemark USA, Inc. 144A company
guaranty sr. unsec. notes 5 1/8s, 2022	200,000	202,500

Regal Entertainment Group company
guaranty sr. unsec. notes 9 1/8s, 2018	825,000	919,874

Six Flags Entertainment Corp. 144A company
guaranty sr. unsec. unsub. notes 5 1/4s, 2021	485,000	485,000

		3,311,499
Financials (8.4%)
A-S Co-Issuer Subsidiary, Inc./A-S Merger
Sub., LLC 144A sr. unsec. notes 7 7/8s, 2020	700,000	698,250

ACE Cash Express, Inc. 144A sr. notes 11s, 2019	415,000	391,138

Air Lease Corp. sr. unsec. notes 5 5/8s, 2017	370,000	392,200

Ally Financial, Inc. company
guaranty sr. notes 6 1/4s, 2017	635,000	703,083

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8s, 2020	425,000	520,625

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020	430,000	519,225

Ally Financial, Inc. unsec. sub. notes 8s, 2018	475,000	555,750

American International Group, Inc. jr.
sub. bonds FRB 8.175s, 2058	195,000	253,988

Brookfield Residential Properties, Inc. 144A
company guaranty sr. unsec. notes 6 1/2s, 2020
(Canada)	590,000	604,750

CB Richard Ellis Services, Inc. company
guaranty sr. unsec. notes 6 5/8s, 2020	410,000	448,438

CB Richard Ellis Services, Inc. company
guaranty sr. unsec. sub. notes 11 5/8s, 2017	225,000	247,500

CIT Group, Inc. sr. unsec. notes 5s, 2022	620,000	661,116

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	515,000	562,638

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	695,000	743,650

CIT Group, Inc. sr. unsec. unsub. notes 5s, 2017	220,000	233,200

CIT Group, Inc. 144A company
guaranty notes 6 5/8s, 2018	690,000	779,700

CORPORATE BONDS AND NOTES (84.7%)* cont.	Principal amount	Value

Financials cont.
CIT Group, Inc. 144A company guaranty notes
5 1/2s, 2019	$635,000	$692,150

Citigroup, Inc. unsec. sub. notes 4 3/4s, 2019 EUR	245,000	314,860

CNG Holdings, Inc./OH 144A sr. notes
9 3/8s, 2020	$310,000	314,650

CNO Financial Group, Inc. 144A company
guaranty sr. notes 6 3/8s, 2020	400,000	416,000

Community Choice Financial, Inc. company
guaranty sr. notes 10 3/4s, 2019	785,000	755,563

Dresdner Funding Trust I 144A bonds 8.151s, 2031	1,245,000	1,220,722

E*Trade Financial Corp. sr. notes 6 3/4s, 2016	465,000	489,413

E*Trade Financial Corp. sr. unsec.
unsub. notes 6 3/8s, 2019	640,000	656,000

HBOS Capital Funding LP 144A bank guaranty jr.
unsec. sub. FRB 6.071s, perpetual maturity
(Jersey)	745,000	648,150

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)	895,000	963,244

HBOS PLC 144A unsec. sub. bonds 6s, 2033
(United Kingdom)	300,000	271,101

Hub International Ltd. 144A company
guaranty sr. notes 8 1/8s, 2018	245,000	251,738

Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 8s, 2018	1,430,000	1,535,462

International Lease Finance Corp. sr. unsec.
notes 6 1/4s, 2019	205,000	219,863

International Lease Finance Corp. sr. unsec.
unsub. notes 5 7/8s, 2022	725,000	768,500

International Lease Finance Corp. sr. unsec.
unsub. notes 4 7/8s, 2015	290,000	300,875

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	420,000	430,500

iStar Financial, Inc. sr. unsec.
unsub. notes ser. B, 9s, 2017 R	565,000	615,850

Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. bonds 7.8s, 2037	510,000	567,375

Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. notes FRN 7s, 2037	120,000	119,250

MPT Operating Partnership LP/MPT Finance Corp.
company guaranty sr. unsec. unsub. notes
6 3/8s, 2022 R	425,000	449,438

National Money Mart Co. company guaranty
sr. unsec. unsub. notes 10 3/8s, 2016 (Canada)	375,000	414,375

Nationstar Mortgage, LLC/Nationstar Capital Corp.
144A company guaranty sr. unsec. notes
9 5/8s, 2019	180,000	202,500

Nationstar Mortgage, LLC/Nationstar Capital Corp.
144A company guaranty sr. unsec. notes
7 7/8s, 2020	395,000	416,725

Nationstar Mortgage, LLC/Nationstar Capital Corp.
144A company guaranty sr. unsec.
unsub. notes 9 5/8s, 2019	120,000	134,400

Neuberger Berman Group LLC/Neuberger Berman
Finance Corp. 144A sr. notes 5 7/8s, 2022	480,000	508,800

Neuberger Berman Group LLC/Neuberger Berman
Finance Corp. 144A sr. notes 5 5/8s, 2020	310,000	324,725

Nuveen Investments, Inc. 144A sr. unsec.
notes 9 1/2s, 2020	165,000	164,174

Nuveen Investments, Inc. 144A sr. unsec.
notes 9 1/8s, 2017	375,000	368,438

Onex USI Acquisition Corp. 144A sr. unsec.
notes 7 3/4s, 2021	530,000	529,338

10 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (84.7%)* cont.		Principal amount	Value

Financials cont.
PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016		$645,000	$753,038

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019		480,000	532,800

Provident Funding Associates LP/PFG Finance Corp.
144A sr. notes 10 1/4s, 2017		835,000	920,588

Provident Funding Associates LP/PFG Finance Corp.
144A sr. notes 10 1/8s, 2019		430,000	453,650

Regions Bank unsec. sub. notes 7 1/2s, 2018		750,000	904,688

Regions Financing Trust II company guaranty jr.
unsec. sub. bonds FRB 6 5/8s, 2047		485,000	482,575

Royal Bank of Scotland PLC (The) jr. unsec.
sub. bonds FRB 7.648s, perpetual maturity
(United Kingdom)		1,915,000	1,938,937

Royal Bank of Scotland PLC (The)
sr. sub. notes FRN 9 1/2s, 2022 (United Kingdom)		195,000	229,008

SLM Corp. sr. unsec. unsub. notes Ser. MTN,
8.45s, 2018		1,820,000	2,129,400

Springleaf Finance Corp. sr. unsec.
notes Ser. MTN, 6.9s, 2017		1,870,000	1,673,650

			33,397,764
Gaming and lottery (2.5%)
American Casino & Entertainment Properties LLC
sr. notes 11s, 2014		901,000	925,778

Caesars Entertainment Operating Co., Inc. company
guaranty sr. notes 10s, 2018		587,000	388,888

Caesars Entertainment Operating Co., Inc.
sr. notes 11 1/4s, 2017		590,000	632,038

CCM Merger, Inc. 144A company guaranty sr. unsec.
notes 9 1/8s, 2019		530,000	532,650

Great Canadian Gaming Corp. 144A company
guaranty sr. unsec. notes 6 5/8s, 2022 (Canada) CAD		960,000	996,559

Isle of Capri Casinos, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2020		$480,000	523,200

Isle of Capri Casinos, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2019		635,000	684,213

Mashantucket Western Pequot Tribe 144A
bonds Ser. A, 8 1/2s, 2015 (in default) †		1,445,000	86,700

MTR Gaming Group, Inc. company
guaranty notes 11 1/2s, 2019 ‡‡		1,393,299	1,476,896

Pinnacle Entertainment, Inc. company
guaranty sr. unsec. notes 8 5/8s, 2017		240,000	257,700

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh
Finance Corp. 144A sr. notes 9 1/2s, 2019		550,000	596,750

ROC Finance, LLC/ROC Finance 1 Corp. 144A
notes 12 1/8s, 2018		880,000	1,016,400

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		1,575,000	1,701,000

			9,818,772
Health care (6.8%)
AmSurg Corp. 144A company guaranty sr. unsec.
unsub. notes 5 5/8s, 2020		490,000	509,600

Aviv Healthcare Properties LP company
guaranty sr. unsec. notes 7 3/4s, 2019		655,000	694,300

Biomet, Inc. 144A sr. unsec. notes 6 1/2s, 2020		825,000	876,563

Capella Healthcare, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2017		880,000	943,800

Capsugel FinanceCo SCA 144A company
guaranty sr. unsec. notes 9 7/8s, 2019	EUR	895,000	1,326,874

CDRT Holding Corp. 144A sr. unsec. notes
9 1/4s, 2017 ‡‡		$850,000	871,250

CHS/Community Health Systems, Inc. company
guaranty sr. notes 5 1/8s, 2018		580,000	604,650

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. unsub. notes 8s, 2019		255,000	276,038

CORPORATE BONDS AND NOTES (84.7%)* cont.		Principal amount	Value

Health care cont.
ConvaTec Healthcare E SA 144A sr. notes
7 3/8s, 2017 (Luxembourg)	EUR	320,000	$456,040

ConvaTec Healthcare E SA 144A sr. unsec.
notes 10 1/2s, 2018 (Luxembourg)		$1,705,000	1,871,237

Emergency Medical Services Corp. company
guaranty sr. unsec. notes 8 1/8s, 2019		92,000	101,028

Endo Health Solutions, Inc. company
guaranty sr. unsec. notes 7s, 2019		480,000	511,800

Fresenius Medical Care US Finance II, Inc. 144A
company guaranty sr. unsec. notes 5 5/8s, 2019		615,000	660,356

Grifols, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2018		725,000	798,406

HCA, Inc. company guaranty sr. notes 9 7/8s, 2017		208,000	219,700

HCA, Inc. sr. notes 6 1/2s, 2020		2,385,000	2,683,124

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		210,000	240,450

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		830,000	880,838

Hologic, Inc. 144A company guaranty sr. unsec.
notes 6 1/4s, 2020		175,000	188,563

IASIS Healthcare, LLC/IASIS Capital Corp. company
guaranty sr. unsec. notes 8 3/8s, 2019		1,770,000	1,672,650

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020		260,000	272,350

Jaguar Holding Co. I 144A sr. unsec.
notes 9 3/8s, 2017 ‡‡		310,000	325,500

Jaguar Holding Co. II/Jaguar Merger Sub, Inc.
144A sr. unsec. notes 9 1/2s, 2019		780,000	885,300

Kinetics Concepts/KCI USA 144A company
guaranty notes 10 1/2s, 2018		1,165,000	1,221,793

Kinetics Concepts/KCI USA 144A company
guaranty sr. unsec. notes 12 1/2s, 2019		395,000	375,744

Multiplan, Inc. 144A company
guaranty sr. notes 9 7/8s, 2018		635,000	708,025

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022 R		455,000	494,813

Service Corporation International sr. notes 7s, 2019		345,000	377,774

Sky Growth Acquisition Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2020		540,000	537,300

Stewart Enterprises, Inc. company
guaranty sr. unsec. notes 6 1/2s, 2019		620,000	663,400

Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017		890,000	932,274

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015		174,488	176,669

Teleflex, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2019		100,000	108,000

Tenet Healthcare Corp. company
guaranty sr. notes 10s, 2018		250,000	284,375

Tenet Healthcare Corp. company
guaranty sr. notes 6 1/4s, 2018		655,000	720,500

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019		555,000	621,600

United Surgical Partners International, Inc.
company guaranty sr. unsec. unsub. notes 9s, 2020		205,000	227,550

Valeant Pharmaceuticals International 144A
company guaranty sr. notes 7s, 2020		130,000	141,375

Valeant Pharmaceuticals International 144A
company guaranty sr. unsec. notes 6 7/8s, 2018		320,000	344,800

Valeant Pharmaceuticals International 144A
sr. notes 6 3/4s, 2017		905,000	977,400

Vanguard Health Systems, Inc. sr. unsec.
notes zero %, 2016		32,000	24,000

VPI Escrow Corp. 144A sr. unsec. notes 6 3/8s,
2020 (Canada)		115,000	123,338

			26,931,147

Putnam VT High Yield Fund 11

CORPORATE BONDS AND NOTES (84.7%)* cont.	Principal amount	Value

Homebuilding (2.1%)
Beazer Homes USA, Inc. company
guaranty sr. unsec. notes 6 7/8s, 2015	$685,000	$686,713

Beazer Homes USA, Inc. sr. unsec. notes company
guaranty 8 1/8s, 2016	510,000	543,150

Beazer Homes USA, Inc. 144A company
guaranty sr. notes 6 5/8s, 2018	200,000	211,500

K Hovnanian Enterprises, Inc. 144A company
guaranty notes 9 1/8s, 2020	190,000	204,250

K Hovnanian Enterprises, Inc. 144A
sr. notes 7 1/4s, 2020	420,000	455,175

Lennar Corp. 144A company guaranty sr. unsec.
notes 4 3/4s, 2022	260,000	254,800

M/I Homes, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2018	1,305,000	1,435,500

Pulte Group, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2017	885,000	1,035,450

Pulte Group, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2032	410,000	445,875

Realogy Corp. company guaranty sr. unsec.
sub. notes 12 3/8s, 2015	380,000	391,400

Realogy Corp. company guaranty sr. unsec.
unsub. notes 11 1/2s, 2017	1,030,000	1,114,974

Realogy Corp. 144A company guaranty sr. notes
9s, 2020	165,000	185,625

Realogy Corp. 144A company
guaranty sr. notes 7 5/8s, 2020	170,000	192,525

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A company
guaranty sr. unsec. notes 7 3/4s, 2020	190,000	202,113

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A sr. notes 7 3/4s, 2020	1,000,000	1,060,000

		8,419,050
Household furniture and appliances (—%)
Tempur-Pedic International, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 7/8s, 2020	110,000	113,163

		113,163
Lodging/Tourism (1.7%)
Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2022	280,000	310,100

CityCenter Holdings LLC/CityCenter Finance Corp.
company guaranty 10 3/4s, 2017 ‡‡	1,327,608	1,440,454

FelCor Lodging LP company guaranty sr. notes
10s, 2014 R	547,000	631,785

FelCor Lodging LP company guaranty sr. notes
6 3/4s, 2019 R	1,155,000	1,227,187

FelCor Lodging LP 144A sr. notes 5 5/8s, 2023 R	185,000	184,075

Host Hotels & Resorts LP company
guaranty sr. unsec. unsub. notes 4 3/4s, 2023 R	195,000	207,675

MGM Resorts International company
guaranty sr. unsec. notes 7 5/8s, 2017	650,000	695,500

MGM Resorts International company
guaranty sr. unsec. notes 6 7/8s, 2016	295,000	311,963

MGM Resorts International company
guaranty sr. unsec. unsub. notes 7 3/4s, 2022	425,000	452,625

MGM Resorts International company
guaranty sr. unsec. unsub. notes 6 5/8s, 2021	145,000	144,638

MGM Resorts International 144A company
guaranty sr. unsec. notes 8 5/8s, 2019	440,000	490,600

MGM Resorts International 144A company
guaranty sr. unsec. notes 6 3/4s, 2020	460,000	469,775

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse
HSP Gaming Finance Corp. 144A notes 8 5/8s, 2016	135,000	144,788

		6,711,165

CORPORATE BONDS AND NOTES (84.7%)* cont.	Principal amount		Value

Media (0.1%)
Affinion Group Holdings, Inc. company
guaranty sr. unsec. notes 11 5/8s, 2015		$210,000	$135,450

Nielsen Finance, LLC/Nielsen Finance Co. 144A
sr. unsec. notes 4 1/2s, 2020 (Netherlands)		360,000	358,200

			493,650
Oil and gas (11.0%)
Access Midstream Partners, LP/ACMP Finance Corp.
company guaranty sr. unsec. unsub. notes 4 7/8s, 2023		550,000	559,625

Access Midstream Partners, LP/ACMP Finance Corp.
company guaranty sr. unsec. notes 5 7/8s, 2021		320,000	340,000

Access Midstream Partners, LP/ACMP Finance Corp.
company guaranty sr. unsec. unsub. notes 6 1/8s, 2022		235,000	253,213

AmeriGas Finance, LLC/AmeriGas Finance Corp.
company guaranty sr. unsec. notes 7s, 2022		535,000	595,856

Atlas Pipeline Partners LP/Atlas Pipeline Finance
Corp. 144A company guaranty sr. notes 6 5/8s, 2020		230,000	238,050

Atwood Oceanics, Inc. sr. unsec.
unsub. notes 6 1/2s, 2020		370,000	397,750

Aurora USA Oil & Gas Inc., 144A sr. notes
9 7/8s, 2017		590,000	631,300

Carrizo Oil & Gas, Inc. company
guaranty sr. unsec. notes 8 5/8s, 2018		1,290,000	1,393,200

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 9 7/8s, 2020		605,000	688,188

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2021		695,000	754,075

Chesapeake Energy Corp. company
guaranty sr. unsec. bonds 6 1/4s, 2017	EUR	220,000	308,417

Chesapeake Energy Corp. company
guaranty sr. unsec. notes 9 1/2s, 2015		$550,000	621,500

Chesapeake Oilfield Operating, LLC/Chesapeake
Oilfield Finance, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 5/8s, 2019		770,000	725,725

Comstock Resources, Inc. company
guaranty sr. unsub. notes 8 3/8s, 2017		640,000	674,400

Concho Resources, Inc. company
guaranty sr. unsec. notes 6 1/2s, 2022		855,000	938,363

Concho Resources, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023		195,000	205,238

Concho Resources, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2022		335,000	353,425

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s,
2019 (Canada)		600,000	408,000

Continental Resources, Inc. company
guaranty sr. unsec. notes 5s, 2022		1,300,000	1,400,750

Crosstex Energy LP/Crosstex Energy Finance Corp.
company guaranty sr. unsec. notes 8 7/8s, 2018		1,625,000	1,755,000

Crosstex Energy LP/Crosstex Energy Finance Corp.
144A company guaranty sr. unsec. notes 7 1/8s, 2022		250,000	260,625

Denbury Resources, Inc. company
guaranty sr. sub. notes 9 3/4s, 2016		155,000	164,300

Denbury Resources, Inc. company
guaranty sr. unsec. sub. notes 8 1/4s, 2020		682,000	768,955

Denbury Resources, Inc. company
guaranty sr. unsec. sub. notes 6 3/8s, 2021		400,000	440,000

EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018		1,310,000	1,270,700

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 9 1/8s, 2017		220,000	238,150

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 6 1/2s, 2021		740,000	732,600

12 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (84.7%)* cont.	Principal amount	Value

Oil and gas cont.
Forbes Energy Services Ltd. company
guaranty sr. unsec. notes 9s, 2019	$570,000	$507,300

Goodrich Petroleum Corp. company
guaranty sr. unsec. unsub. notes 8 7/8s, 2019	1,315,000	1,255,824

Gulfport Energy Corp. 144A company
guaranty sr. unsec. notes 7 3/4s, 2020	425,000	436,688

Halcon Resources Corp. 144A sr. unsec.
notes 8 7/8s, 2021	775,000	821,500

Hercules Off shore, Inc. 144A company
guaranty sr. notes 7 1/8s, 2017	65,000	68,088

Hercules Off shore, Inc. 144A sr. notes
10 1/2s, 2017	850,000	915,874

Kodiak Oil & Gas Corp. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2019	1,135,000	1,251,337

Laredo Petroleum, Inc. company
guaranty sr. unsec. notes 7 3/8s, 2022	245,000	265,824

Laredo Petroleum, Inc. company
guaranty sr. unsec. unsub. notes 9 1/2s, 2019	1,205,000	1,346,587

Lone Pine Resources Canada, Ltd. company
guaranty sr. unsec. notes 10 3/8s, 2017 (Canada)	305,000	286,700

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 1/2s, 2021 (Canada)	540,000	568,350

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 3/8s, 2023 (Canada)	330,000	344,850

Milagro Oil & Gas, Inc. company
guaranty notes 10 1/2s, 2016	865,000	640,100

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	615,000	678,038

Newfield Exploration Co. sr. unsec.
sub. notes 7 1/8s, 2018	265,000	279,575

Northern Oil and Gas, Inc. company
guaranty sr. unsec. notes 8s, 2020	625,000	637,500

Oasis Petroleum, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2023	400,000	429,000

PetroBakken Energy, Ltd. 144A sr. unsec.
notes 8 5/8s, 2020 (Canada)	1,235,000	1,253,524

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 6 3/4s, 2022	1,170,000	1,313,324

Plains Exploration & Production Co. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2019	200,000	218,000

Quicksilver Resources, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2015	355,000	328,375

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	515,000	508,563

Range Resources Corp. company
guaranty sr. sub. notes 6 3/4s, 2020	340,000	368,900

Range Resources Corp. company guaranty sr. unsec.
sub. notes 5s, 2022	300,000	313,500

Rosetta Resources, Inc. company
guaranty sr. unsec. notes 9 1/2s, 2018	980,000	1,087,800

Sabine Pass LNG LP company
guaranty sr. notes 7 1/2s, 2016	1,360,000	1,499,400

Sabine Pass LNG LP 144A sr. notes 6 1/2s, 2020	285,000	289,987

Samson Investment Co. 144A sr. unsec.
notes 9 3/4s, 2020	1,540,000	1,628,550

SandRidge Energy, Inc. company
guaranty sr. unsec. notes 9 7/8s, 2016	485,000	522,588

SandRidge Energy, Inc. company
guaranty sr. unsec. unsub. notes 7 1/2s, 2021	375,000	401,250

SandRidge Energy, Inc. 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	274,000	290,440

Shelf Drilling Holdings Ltd. 144A
sr. notes 8 5/8s, 2018	620,000	635,500

CORPORATE BONDS AND NOTES (84.7%)* cont.	Principal amount	Value

Oil and gas cont.
SM Energy Co. sr. unsec. notes 6 5/8s, 2019	$390,000	$411,450

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	320,000	342,400

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	120,000	128,400

Suburban Propane Partners LP/Suburban Energy
Finance Corp. sr. unsec. notes 7 3/8s, 2021	612,000	665,550

Unit Corp. company
guaranty sr. sub. notes 6 5/8s, 2021	230,000	235,174

Unit Corp. 144A company
guaranty sr. sub. notes 6 5/8s, 2021	400,000	410,500

Whiting Petroleum Corp. company guaranty 7s, 2014	685,000	717,538

Williams Cos., Inc. (The) notes 7 3/4s, 2031	435,000	555,010

Williams Cos., Inc. (The) sr. unsec.
notes 7 7/8s, 2021	208,000	267,977

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	260,000	280,150

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	965,000	1,022,900

		43,547,290
Publishing (0.2%)
American Media, Inc. 144A notes 13 1/2s, 2018	116,844	102,823

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	705,000	669,750

		772,573
Regional Bells (0.8%)
Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018	145,000	149,713

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2017	670,000	721,924

Frontier Communications Corp. sr. unsec.
notes 9 1/4s, 2021	65,000	76,213

Frontier Communications Corp. sr. unsec.
notes 8 1/2s, 2020	610,000	701,500

Frontier Communications Corp. sr. unsec.
notes 8 1/4s, 2017	550,000	635,250

Frontier Communications Corp. sr. unsec.
notes 8 1/8s, 2018	750,000	862,500

		3,147,100
Retail (3.0%)
Academy, Ltd./Academy Finance Corp. 144A
company guaranty sr. unsec. notes 9 1/4s, 2019	100,000	111,000

Autonation, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2018	265,000	299,450

Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2020	215,000	230,588

Bon-Ton Department Stores, Inc. (The) 144A
company guaranty sr. notes 10 5/8s, 2017	835,000	812,038

Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec. notes 10s, 2019	660,000	712,800

J Crew Group, Inc. company guaranty sr. unsec.
notes 8 1/8s, 2019	685,000	724,388

Jo-Ann Stores Holdings, Inc. 144A sr. unsec.
notes 9 3/4s, 2019 ‡‡	290,000	292,538

Limited Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021	700,000	805,000

Limited Brands, Inc. sr. notes 5 5/8s, 2022	315,000	344,138

Michaels Stores, Inc. company guaranty sr. sub. notes
11 3/8s, 2016	1,195,000	1,248,774

Needle Merger Sub Corp. 144A sr. unsec.
notes 8 1/8s, 2019	895,000	910,663

New Academy Finance Co., LLC/New Academy
Finance Corp. 144A sr. unsec. notes 8s, 2018 ‡‡	645,000	654,675

Penske Automotive Group, Inc. 144A company
guaranty sr. sub. notes 5 3/4s, 2022	580,000	597,400

PETCO Animal Supplies, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	445,000	493,394

Putnam VT High Yield Fund 13

CORPORATE BONDS AND NOTES (84.7%)* cont.	Principal amount	Value

Retail cont.
Petco Holdings, Inc. 144A sr. unsec.
notes 8 1/2s, 2017 ‡‡	$265,000	$273,613

QVC Inc. 144A sr. notes 7 1/2s, 2019	495,000	546,143

QVC Inc. 144A sr. notes 7 3/8s, 2020	405,000	450,618

Toys R Us Property Co., LLC company
guaranty sr. notes 8 1/2s, 2017	805,000	853,300

Toys R Us Property Co., LLC company
guaranty sr. unsec. notes 10 3/4s, 2017	875,000	942,812

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec.
notes 10 1/4s, 2016 ‡‡	675,000	697,005

		12,000,337
Technology (3.5%)
Advanced Micro Devices, Inc. sr. unsec.
notes 7 3/4s, 2020	105,000	87,938

Alcatel-Lucent USA, Inc. unsec. debs. 6.45s, 2029	145,000	110,200

Avaya, Inc. company guaranty sr. unsec.
notes 9 3/4s, 2015	240,000	213,600

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	925,000	864,875

Ceridian Corp. company guaranty sr. unsec.
notes 12 1/4s, 2015 ‡‡	550,300	551,676

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	765,000	765,000

Ceridian Corp. 144A sr. notes 8 7/8s, 2019	390,000	424,125

CyrusOne LP/CyrusOne Finance Corp. 144A company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022	235,000	244,988

Epicor Software Corp. company guaranty sr. unsec.
notes 8 5/8s, 2019	385,000	404,250

Fidelity National Information Services, Inc.
company guaranty sr. unsec. notes 7 7/8s, 2020	425,000	480,781

First Data Corp. company guaranty sr. unsec.
notes 12 5/8s, 2021	765,000	805,163

First Data Corp. company guaranty sr. unsec.
notes 10.55s, 2015	179,502	183,765

First Data Corp. company guaranty sr. unsec.
sub. notes 11 1/4s, 2016	395,000	387,100

First Data Corp. 144A company
guaranty notes 8 1/4s, 2021	1,265,000	1,265,000

First Data Corp. 144A company
guaranty sr. notes 7 3/8s, 2019	865,000	895,275

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 10 3/4s, 2020	372,000	398,970

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 10 1/8s, 2018	336,000	370,440

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	1,235,000	1,349,237

Infor US, Inc. company guaranty sr. unsec.
notes 9 3/8s, 2019	210,000	235,725

Infor US, Inc. company guaranty sr. unsec.
unsub. notes 11 1/2s, 2018	345,000	403,650

Iron Mountain, Inc. company
guaranty sr. sub. notes 7 3/4s, 2019	295,000	332,613

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	150,000	166,500

Jazz Technologies, Inc. company
guaranty sr. unsec. notes 8s, 2015	648,000	557,280

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 9 3/4s, 2018 (Netherlands)	124,000	143,685

Seagate HDD Cayman company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018 (Cayman Islands)	360,000	395,550

SunGard Data Systems, Inc. 144A company
guaranty sr. sub. notes 6 5/8s, 2019	370,000	378,325

CORPORATE BONDS AND NOTES (84.7%)* cont.	Principal amount	Value

Technology cont.
SunGard Data Systems, Inc. 144A sr. unsec.
notes 7 5/8s, 2020	$510,000	$557,175

Syniverse Holdings, Inc. company
guaranty sr. unsec. notes 9 1/8s, 2019	870,000	928,725

		13,901,611
Telecommunications (6.7%)
Clearwire Communications, LLC/Clearwire
Finance, Inc. 144A company
guaranty sr. notes 12s, 2017	330,000	389,400

Clearwire Communications, LLC/Clearwire
Finance, Inc. 144A company
guaranty sr. notes 12s, 2015	410,000	440,750

Clearwire Communications, LLC/Clearwire
Finance, Inc. 144A company
guaranty sr. notes 12s, 2015	400,000	428,000

Crown Castle International Corp. sr. unsec.
notes 7 1/8s, 2019	310,000	342,550

Crown Castle International Corp. 144A sr. unsec.
notes 5 1/4s, 2023	505,000	540,350

Digicel Group, Ltd. 144A sr. notes 10 1/2s, 2018
(Jamaica)	300,000	330,000

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Jamaica)	865,000	949,338

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017
(Jamaica)	420,000	449,400

Equinix, Inc. sr. unsec. notes 7s, 2021	310,000	344,100

Hughes Satellite Systems Corp. company
guaranty sr. notes 6 1/2s, 2019	455,000	501,638

Hughes Satellite Systems Corp. company
guaranty sr. unsec. notes 7 5/8s, 2021	805,000	915,688

Intelsat Jackson Holdings SA company
guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)	365,000	402,413

Intelsat Jackson Holdings SA 144A company
guaranty sr. unsec. notes 7 1/4s, 2020 (Bermuda)	395,000	428,575

Intelsat Jackson Holdings SA 144A sr. unsec.
notes 6 5/8s, 2022 (Bermuda)	305,000	314,913

Intelsat Luxembourg SA company guaranty sr.
unsec. notes 11 1/2s, 2017 (Luxembourg) ‡‡	2,684,218	2,851,981

Intelsat Luxembourg SA company guaranty sr.
unsec. notes 11 1/4s, 2017 (Luxembourg)	1,110,000	1,173,824

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 8 5/8s, 2020	565,000	627,150

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2019	140,000	152,600

Level 3 Financing, Inc. 144A company
guaranty sr. unsec. unsub. notes 7s, 2020	360,000	376,200

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2018	1,105,000	1,197,543

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016	330,000	306,900

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 8 7/8s, 2019	160,000	127,200

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 7 5/8s, 2021	755,000	564,363

PAETEC Holding Corp. company
guaranty sr. notes 8 7/8s, 2017	305,000	327,113

PAETEC Holding Corp. company guaranty sr. unsec.
notes 9 7/8s, 2018	925,000	1,059,124

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	510,000	594,948

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	555,000	643,090

14 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (84.7%)* cont.		Principal amount	Value

Telecommunications cont.
SBA Telecommunications, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2019		$380,000	$424,650

SBA Telecommunications, Inc. 144A company
guaranty sr. unsec. unsub. notes 5 3/4s, 2020		200,000	212,500

Sprint Capital Corp. company guaranty 6 7/8s, 2028		2,140,000	2,225,600

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		805,000	935,813

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		815,000	886,313

Sprint Nextel Corp. sr. unsec.
unsub. notes 9 1/8s, 2017		615,000	724,163

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020		445,000	486,163

Sprint Nextel Corp. 144A company
guaranty sr. unsec. notes 9s, 2018		1,185,000	1,463,474

Wind Acquisition Finance SA company
guaranty sr. notes Ser. REGS, 7 3/8s, 2018
(Luxembourg)	EUR	195,000	260,446

Wind Acquisition Finance SA 144A company
guaranty sr. notes 7 1/4s, 2018 (Luxembourg)		$725,000	734,062

Wind Acquisition Finance SA 144A
sr. notes 11 3/4s, 2017 (Luxembourg)		315,000	329,963

Wind Acquisition Holdings Finance SA 144A
company guaranty sr. notes 12 1/4s, 2017
(Luxembourg) ‡‡		144,011	146,891

Windstream Corp. company guaranty sr.
unsec. unsub. notes 8 1/8s, 2018		260,000	284,050

Windstream Corp. company guaranty sr.
unsec. unsub. notes 7 7/8s, 2017		535,000	601,875

Windstream Corp. company guaranty sr.
unsec. unsub. notes 7 3/4s, 2021		260,000	280,800

			26,775,914
Telephone (0.5%)
Cricket Communications, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2020		1,380,000	1,407,600

Cricket Communications, Inc. company
guaranty sr. unsub. notes 7 3/4s, 2016		455,000	481,730

TW Telecom Holdings, Inc. 144A company
guaranty sr. unsec. notes 5 3/8s, 2022		195,000	204,263

			2,093,593
Textiles (0.3%)
Hanesbrands, Inc. company guaranty sr. unsec.
notes 6 3/8s, 2020		575,000	632,500

Hanesbrands, Inc. sr. unsec. notes 8s, 2016		325,000	356,688

			989,188
Transportation (1.2%)
Aguila 3 SA 144A company
guaranty sr. notes 7 7/8s, 2018 (Luxembourg)		1,520,000	1,611,200

Air Medical Group Holdings, Inc. company
guaranty sr. notes 9 1/4s, 2018		1,095,000	1,212,712

CHC Helicopter SA company
guaranty sr. notes 9 1/4s, 2020 (Canada)		750,000	789,375

Swift Services Holdings, Inc. company
guaranty sr. notes 10s, 2018		1,000,000	1,097,500

Western Express, Inc. 144A sr. notes 12 1/2s, 2015		180,000	109,800

			4,820,587
Utilities and power (4.8%)
AES Corp. (The) sr. unsec. notes 8s, 2020		380,000	437,000

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		698,000	806,190

AES Corp. (The) sr. unsec. unsub. notes 7 3/8s, 2021		970,000	1,076,700

Calpine Corp. 144A company
guaranty sr. notes 7 7/8s, 2020		634,000	711,665

Calpine Corp. 144A sr. notes 7 1/4s, 2017		1,211,000	1,289,714

Colorado Interstate Gas Co., LLC debs. 6.85s,
2037 (Canada)		1,055,000	1,281,927

CORPORATE BONDS AND NOTES (84.7%)* cont.	Principal amount	Value

Utilities and power cont.
DPL, Inc. sr. unsec. notes 6 1/2s, 2016	$985,000	$1,041,637

Dynegy Holdings, LLC escrow bonds 7 3/4s, 2019	1,145,000	5,725

Edison Mission Energy sr. unsec. notes 7 3/4s,
2016 (in default) †	525,000	278,250

Edison Mission Energy sr. unsec. notes 7 1/2s,
2013 (in default) †	345,000	181,988

Edison Mission Energy sr. unsec. notes 7.2s, 2019
(in default) †	550,000	291,500

Edison Mission Energy sr. unsec. notes 7s, 2017
(in default) †	30,000	15,900

El Paso Natural Gas Co. sr. unsec. debs. 8 5/8s, 2022	360,000	495,220

Energy Future Holdings Corp. company
guaranty sr. notes 10s, 2020	300,000	335,250

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. sr. notes 10s, 2020	160,000	180,400

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. 144A notes 11 3/4s, 2022	780,000	865,800

Energy Transfer Equity LP company
guaranty sr. unsec. notes 7 1/2s, 2020	860,000	993,300

EP Energy LLC/Everest Acquisition Finance, Inc.
company guaranty sr. notes 6 7/8s, 2019	285,000	310,650

EP Energy/EP Finance, Inc. sr. unsec.
notes 9 3/8s, 2020	1,095,000	1,234,612

EP Energy, LLC/Everest Acquisition Finance, Inc.
company guaranty sr. unsec. notes 7 3/4s, 2022	190,000	201,400

EPE Holdings, LLC/EP Energy Bond Co., Inc. 144A
sr. unsec. notes 8 1/8s, 2017	385,000	383,075

GenOn Americas Generation, Inc. sr. unsec.
notes 9 1/8s, 2031	215,000	236,500

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	680,000	785,400

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	195,000	230,100

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	170,000	188,700

NGPL PipeCo, LLC 144A sr. notes 9 5/8s, 2019	280,000	322,000

NRG Energy, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2021	2,290,000	2,541,900

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	480,000	564,431

PNM Resources, Inc. unsec. unsub. notes 9 1/4s, 2015	205,000	233,955

Regency Energy Partners company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023	455,000	485,712

Tennessee Gas Pipeline Co., LLC sr. unsec.
unsub. debs. 7s, 2028	140,000	191,305

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC company guaranty notes 15s, 2021	910,000	309,400

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC company guaranty sr. unsec.
notes 10 1/2s, 2016	1,631,690	320,218

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC 144A company
guaranty sr. notes 11 1/2s, 2020	415,000	324,737

		19,152,261

Total corporate bonds and notes (cost $316,663,696)		$336,639,577

SENIOR LOANS (6.2%)* c	Principal amount	Value

Broadcasting (0.4%)
Clear Channel Communications, Inc. bank term loan
FRN Ser. A, 3.609s, 2014	$282,594	$274,399

Clear Channel Communications, Inc. bank term loan
FRN Ser. B, 3.859s, 2016	1,483,928	1,227,950

Univision Communications, Inc. bank term loan FRN
4.459s, 2017	212,813	209,089

		1,711,438

Putnam VT High Yield Fund 15

SENIOR LOANS (6.2%)* c cont.	Principal amount	Value

Capital goods (0.4%)
Mirror Bidco Corp. bank term loan FRN 5 1/4s,
2019 (Luxembourg)	$350,000	$350,000

SRAM Corp. bank term loan FRN 8 1/2s, 2018	570,000	575,700

Tomkins Air Distribution bank term loan FRN
9 1/4s, 2020	385,000	392,700

Tomkins Air Distribution bank term loan FRN
5 1/4s, 2018	270,000	272,194

		1,590,594
Commercial and consumer services (0.2%)
Travelport, LLC bank term loan FRN 11s, 2015	235,000	238,916

Travelport, LLC bank term loan FRN Ser. B,
5.105s, 2015	319,386	305,147

Travelport, LLC bank term loan FRN Ser. S,
5.112s, 2015	100,614	96,129

		640,192
Communication services (0.5%)
Asurion Corp. bank term loan FRN 11s, 2019	580,000	612,625

Asurion, LLC bank term loan FRN 9s, 2019	102,548	105,423

Wide Open West Finance, LLC bank term loan FRN
6 1/4s, 2018	1,109,425	1,121,040

		1,839,088
Consumer cyclicals (1.3%)
Academy, Ltd. bank term loan FRN Ser. B,
4 3/4s, 2018	144,638	145,406

Aot Bedding Super Holdings, LLC bank term loan FRN
5s, 2019	365,000	365,101

Compucom Systems, Inc. bank term loan FRN
6 1/2s, 2018	430,000	431,075

Golden Nugget, Inc. bank term loan FRN Ser. B,
3.27s, 2014 ‡‡	406,537	388,921

Golden Nugget, Inc. bank term loan FRN Ser. DD,
3.27s, 2014 ‡‡	231,408	221,380

Harrah’s bank term loan FRN Ser. B, 9 1/2s, 2016	276,450	279,829

Motor City Casino bank term loan FRN 6s, 2017	1,082,026	1,084,027

Navistar, Inc. bank term loan FRN Ser. B, 7s, 2017	410,000	411,367

Neiman Marcus Group, Inc. (The) bank term loan
FRN 4 3/4s, 2018	1,025,000	1,025,570

Thomson Learning bank term loan FRN Ser. B,
2.71s, 2014	265,225	208,422

Tribune Co. bank term loan FRN Ser. B, 5 1/4s,
2014 (in default) †	676,625	561,035

		5,122,133
Consumer staples (0.4%)
Del Monte Corp. bank term loan FRN Ser. B,
4 1/2s, 2018	230,102	230,294

Landry’s, Inc. bank term loan FRN Ser. B,
6 1/2s, 2017	445,800	450,119

Revlon Consumer Products Corp. bank term loan FRN
4 3/4s, 2017	928,250	933,239

Rite Aid Corp. bank term loan FRN Ser. B,
1.967s, 2014	79,713	79,076

		1,692,728
Energy (0.1%)
Frac Tech International, LLC bank term loan FRN
Ser. B, 8 1/2s, 2016	455,653	377,622

		377,622
Financials (0.6%)
iStar Financial, Inc. bank term loan FRN 5 3/4s, 2017 R	472,356	476,785

iStar Financial, Inc. bank term loan FRN Ser. A2,
7s, 2017 ∆	170,000	177,438

Nuveen Investments, Inc. bank term loan FRN
8 1/4s, 2019	1,095,000	1,111,425

SENIOR LOANS (6.2%)* c cont.	Principal amount	Value

Financials cont.
Nuveen Investments, Inc. bank term loan FRN
Ser. B, 5.84s, 2017	$237,749	$238,566

Springleaf Financial Funding Co. bank term loan
FRN Ser. B, 5 1/2s, 2017	485,000	481,817

		2,486,031
Gaming and lottery (0.4%)
Caesars Entertainment Operating Co., Inc. bank
term loan FRN Ser. B6, 5.46s, 2018	1,648,000	1,469,810

		1,469,810
Health care (0.8%)
Ardent Health Services, LLC bank term loan FRN Ser. B,
6 1/2s, 2015	858,196	857,124

Ardent Medical Services, Inc. bank term loan FRN
6 3/4s, 2018	510,000	517,650

Emergency Medical Services Corp. bank term loan
FRN Ser. B, 5 1/4s, 2018	566,959	570,502

Kinetic Concepts, Inc. bank term loan FRN
Ser. C1, 5 1/2s, 2018	180,000	181,800

Par Pharmaceutical Cos., Inc. bank term loan FRN
Ser. B, 5s, 2019	389,025	388,701

Pharmaceutical Product Development, Inc. bank
term loan FRN Ser. B, 6 1/4s, 2018	519,750	527,438

Quintiles Transnational Holdings, Inc. bank term
loan FRN 7 1/2s, 2017 ‡‡	230,000	232,588

		3,275,803
Household furniture and appliances (—%)
Tempur-Pedic International, Inc. bank term loan
FRN Ser. B, 5s, 2019	105,000	106,181

		106,181
Oil and gas (0.2%)
Plains Exploration & Production Co. bank term
loan FRN Class B, 4s, 2019	610,000	611,271

		611,271
Retail (—%)
Burlington Coat Factory Warehouse Corp. bank term
loan FRN Ser. B1, 5 1/2s, 2017	121,018	121,860

		121,860
Technology (0.1%)
First Data Corp. bank term loan FRN 5.211s, 2017	280,000	273,000

		273,000
Telecommunications (0.1%)
Level 3 Financing, Inc. bank term loan FRN
5 1/4s, 2019	470,000	473,672

		473,672
Telephone (0.1%)
Cricket Communications, Inc. bank term loan FRN
Ser. B, 4 3/4s, 2019	220,000	221,100

		221,100
Utilities and power (0.6%)
Dynegy Power, LLC bank term loan FRN 9 1/4s, 2016	205,411	214,214

Texas Competitive Electric Holdings Co., LLC bank
term loan FRN 4.746s, 2017	3,334,778	2,233,111

		2,447,325

Total senior loans (cost $25,304,584)		$24,459,848

COMMON STOCKS (2.0%)*	Shares	Value

Altra Holdings, Inc.	584	$12,888

Avis Budget Group, Inc. †	23,540	466,563

CIT Group, Inc. †	6,665	257,536

Deepocean Group (Shell) (acquired 6/09/11,
cost $73,240) (Norway) ‡	25,695	385,425

DISH Network Corp. Class A	13,165	479,206

Domtar Corp. (Canada)	5,220	435,974

Dynegy, Inc. †	27,933	534,358

16 Putnam VT High Yield Fund

COMMON STOCKS (2.0%)* cont.			Shares	Value

FelCor Lodging Trust, Inc. † R			59,595	$278,309

Freeport-McMoRan Copper & Gold, Inc. Class B
(Indonesia)			11,984	409,853

General Motors Co. †			26,017	750,070

Gulfport Energy Corp. †			15,200	580,944

Harry & David Holdings, Inc. †			925	78,625

HealthSouth Corp. †			634	13,384

Huntsman Corp.			19,305	306,950

Kodiak Oil & Gas Corp. †			65,515	579,808

LyondellBasell Industries NV Class A			5,403	308,457

Motors Liquidation Co. GUC Trust (Units) †			1,620	34,344

Newfield Exploration Co. †			8,745	234,191

NII Holdings, Inc. †			42,215	300,993

Quicksilver Resources, Inc. †			31,575	90,305

Terex Corp. †			15,379	432,304

Trump Entertainment Resorts, Inc. †			913	3,652

Vantage Drilling Co. †			306,492	560,880

Vertis Holdings, Inc. † F			2,187	22

W.R. Grace & Co. †			5,980	402,035

Total common stocks (cost $9,387,006)				$7,937,076

CONVERTIBLE PREFERRED STOCKS (1.1%)*			Shares	Value

EPR Properties cv. pfd. Ser. C, $1.44			34,707	$761,819

General Motors Co. Ser. B, $2.375 cv. pfd.			17,091	758,328

Health Care REIT, Inc. Ser. I, $3.25 cv. pfd. R			18,312	1,045,798

MetLife, Inc. $3.75 cv. pfd.			10,405	460,629

Nielsen Holdings NV $3.125 cv. pfd.			8,730	490,244

PPL Corp. $4.375 cv. pfd.			8,560	460,956

United Technologies Corp. $3.75 cv. pfd.			7,600	423,396

Total convertible preferred stocks (cost $4,369,198)				$4,401,170

CONVERTIBLE BONDS AND NOTES (0.9%)*		Principal amount		Value

Altra Holdings, Inc. cv. company
guaranty sr. unsec. notes 2 3/4s, 2031			$476,000	$520,625

DFC Global Corp. 144A cv. sr. unsec.
unsub. notes 3 1/4s, 2017			390,000	424,613

Exide Technologies cv. sr. sub. notes FRN
zero %, 2013			596,000	554,280

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016			402,000	637,170

Navistar International Corp. cv. sr. unsec.
sub. notes 3s, 2014			756,000	690,323

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014			175,000	190,422

XM Satellite Radio, Inc. 144A cv. company
guaranty sr. unsec. sub. notes 7s, 2014			367,000	629,634

Total convertible bonds and notes (cost $3,003,568)				$3,647,067

PREFERRED STOCKS (0.7%)*			Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.			774	$760,189

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.			47,700	1,271,205

M/I Homes, Inc. $2.438 pfd. †			26,279	601,789

Total preferred stocks (cost $1,974,264)				$2,633,183

WARRANTS (0.1%)* †	Expiration date	Strike price	Warrants	Value

Charter Communications,
Inc. Class A	11/30/14	$0.01	37	$1,103

General Motors Co.	7/10/19	18.33	5,869	73,304

General Motors Co.	7/10/16	10	5,869	114,446

Smurfit Kappa Group PLC
144A (Ireland) F	10/1/13	EUR 0.001	432	26,634

Tower Semiconductor, Ltd.
144A (Israel) F	6/30/15	$25.5	192,571	38,514

Total warrants (cost $263,659)				$254,001

SHORT-TERM INVESTMENTS (2.9%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.14% L	11,598,448	$11,598,448

U.S. Treasury Bills with an effective yield
of 0.156%, July 25, 2013	$120,000	119,915

Total short-term investments (cost $11,718,340)		$11,718,363

Total investments (cost $372,684,315)		$391,690,285

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2012 through December 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $397,577,870.

† Non-income-producing security.

∆ Forward commitment, in part or in entirety (Note 1).

‡ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $385,425, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

C Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $71,631 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

Putnam VT High Yield Fund 17

FORWARD CURRENCY CONTRACTS at 12/31/12 (aggregate face value $8,285,886)

		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Euro	Sell	1/16/13	$1,007,236	$996,913	$(10,323)

Barclays Bank PLC

	Euro	Sell	1/16/13	355,502	351,625	(3,877)

Credit Suisse International

	Euro	Sell	1/16/13	965,387	954,815	(10,572)

Deutsche Bank AG

	Euro	Sell	1/16/13	1,759,293	1,739,867	(19,426)

Goldman Sachs International

	Euro	Sell	1/16/13	781,497	772,059	(9,438)

State Street Bank and Trust Co.

	Canadian Dollar	Sell	1/16/13	964,848	965,018	170

	Euro	Sell	1/16/13	901,494	891,512	(9,982)

UBS AG

	Euro	Sell	1/16/13	884,201	874,599	(9,602)

WestPac Banking Corp.

	Euro	Sell	1/16/13	747,703	739,478	(8,225)

Total						$(81,275)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$1,863,269	$—	$—

Capital goods	445,192	—	—

Communication services	780,199	—	—

Consumer cyclicals	1,062,723	3,652	22

Consumer staples	466,563	78,625	—

Energy	2,046,128	385,425	—

Financials	257,536	—	—

Health care	13,384	—	—

Utilities and power	534,358	—	—

Total common stocks	7,469,352	467,702	22

Convertible bonds and notes	$—	$3,647,067	$—

Convertible preferred stocks	423,396	3,977,774	—

Corporate bonds and notes	—	336,639,577	—

Preferred stocks	—	2,633,183	—

Senior loans	—	24,459,848	—

Warrants	187,750	1,103	65,148

Short-term investments	11,598,448	119,915	—

Totals by level	$19,678,946	$371,946,169	$65,170

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(81,275)	$—

Totals by level	$—	$(81,275)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

18 Putnam VT High Yield Fund

Statement of assets and liabilities
12/31/12

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $361,085,867)	$380,091,837

Affiliated issuers (identified cost $11,598,448) (Notes 1 and 6)	11,598,448

Cash	472,419

Dividends, interest and other receivables	6,308,531

Receivable for shares of the fund sold	47,193

Receivable for investments sold	2,722,105

Unrealized appreciation on forward currency contracts (Note 1)	170

Total assets	401,240,703

Liabilities

Payable for investments purchased	2,054,845

Payable for purchases of delayed delivery securities (Note 1)	120,300

Payable for shares of the fund repurchased	862,818

Payable for compensation of Manager (Note 2)	194,264

Payable for custodian fees (Note 2)	10,169

Payable for investor servicing fees (Note 2)	32,991

Payable for Trustee compensation and expenses (Note 2)	152,903

Payable for administrative services (Note 2)	4,049

Payable for distribution fees (Note 2)	19,666

Unrealized depreciation on forward currency contracts (Note 1)	81,445

Other accrued expenses	129,383

Total liabilities	3,662,833

Net assets	$397,577,870

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$425,378,468

Undistributed net investment income (Note 1)	26,352,513

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(73,083,133)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	18,930,022

Total — Representing net assets applicable to capital shares outstanding	$397,577,870

Computation of net asset value Class IA

Net assets	$305,127,376

Number of shares outstanding	43,049,143

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$7.09

Computation of net asset value Class IB

Net assets	$92,450,494

Number of shares outstanding	13,149,887

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$7.03

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 19

Statement of operations
Year ended 12/31/12

Investment income

Interest (net of foreign tax of $1,946) (including interest income of $15,629 from investments in affiliated issuers) (Note 6)	$30,508,286

Dividends (net of foreign tax of $4,648)	565,223

Total investment income	31,073,509

Expenses

Compensation of Manager (Note 2)	2,293,594

Investor servicing fees (Note 2)	398,642

Custodian fees (Note 2)	21,769

Trustee compensation and expenses (Note 2)	37,935

Distribution fees (Note 2)	248,864

Administrative services (Note 2)	13,923

Other	219,582

Total expenses	3,234,309

Expense reduction (Note 2)	(3,334)

Net expenses	3,230,975

Net investment income	27,842,534

Net realized gain on investments (Notes 1 and 3)	2,817,291

Net realized loss on swap contracts (Note 1)	(22,997)

Net realized gain on foreign currency transactions (Note 1)	138,463

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(325,889)

Net unrealized appreciation of investments during the year	29,182,051

Net gain on investments	31,788,919

Net increase in net assets resulting from operations	$59,631,453

Statement of changes in net assets

	Year ended	Year ended
	12/31/12	12/31/11

Increase (decrease) in net assets

Operations:

Net investment income	$27,842,534	$31,472,058

Net realized gain on investments and foreign currency transactions	2,932,757	7,829,879

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	28,856,162	(30,272,005)

Net increase in net assets resulting from operations	59,631,453	9,029,932

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(23,246,663)	(24,690,837)

Class IB	(8,598,713)	(9,095,385)

Decrease from capital share transactions (Note 4)	(10,685,047)	(33,443,712)

Total increase (decrease) in net assets	17,101,030	(58,200,002)

Net assets:

Beginning of year	380,476,840	438,676,842

End of year (including undistributed net investment income of $26,352,513 and $30,350,940, respectively)	$397,577,870	$380,476,840

The accompanying notes are an integral part of these financial statements.

20 Putnam VT High Yield Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/12	$6.61	.48	.55	1.03	(.55)	(.55)	$7.09	16.34	$305,127.75		7.04	47

12/31/11	7.03	.51	(.37)	.14	(.56)	(.56)	6.61	1.85	283,942.74		7.57	57

12/31/10	6.64	.53	.38	.91	(.52)	(.52)	7.03	14.54	315,694.75		7.91	73

12/31/09	5.00	.47	1.81	2.28	(.64)	(.64)	6.64	50.92	310,578	.73[e]	8.29[e]	63

12/31/08	7.45	.54	(2.33)	(1.79)	(.66)	(.66)	5.00	(26.21)	222,063	.72[e]	8.37[e]	24

Class IB

12/31/12	$6.56	.46	.54	1.00	(.53)	(.53)	$7.03	16.01	$92,450	1.00	6.79	47

12/31/11	6.97	.49	(.36)	.13	(.54)	(.54)	6.56	1.75	96,535.99		7.34	57

12/31/10	6.60	.51	.37	.88	(.51)	(.51)	6.97	14.04	122,982	1.00	7.67	73

12/31/09	4.96	.46	1.80	2.26	(.62)	(.62)	6.60	50.79	116,853	.98[e]	8.05[e]	63

12/31/08	7.39	.52	(2.31)	(1.79)	(.64)	(.64)	4.96	(26.37)	85,287	.97[e]	8.11[e]	24

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/09	0.10%

12/31/08	0.10

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 21

Notes to financial statements 12/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from January 1, 2012 through December 31, 2012.

Putnam VT High Yield Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek high current income, with a secondary objective of capital growth when consistent with achieving high current income, by investing mainly in bonds that are obligations of U.S. companies, are below-investment-grade in quality (some times referred to as “junk bonds”), and have intermediate-to-long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions

22 Putnam VT High Yield Fund

and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Credit default contracts The fund entered into OTC credit default contracts to gain exposure on individual names and/or baskets of securities.

In an OTC credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The OTC credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant OTC credit default contract.

OTC credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $81,275 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2012, the fund had a capital loss carryover of $72,403,461 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Putnam VT High Yield Fund 23

Loss carryover

Short-term	Long-term	Total	Expiration

$6,791,658	$—	6,791,658	12/31/13

728,766	—	728,766	12/31/14

28,491,807	—	28,491,807	12/31/16

36,391,230	—	36,391,230	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, the expiration of a capital loss carryover, defaulted bond interest and interest on payment-in-kind securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $4,415 to increase undistributed net investment income, $8,521,261 to decrease paid-in-capital and $8,516,846 to decrease accumulated net realized losses.

The tax basis components of distributable earnings as of the close of the reporting period were as follows:

Unrealized appreciation	$28,233,818
Unrealized depreciation	(9,907,520)

Net unrealized appreciation	18,326,298
Undistributed ordinary income	26,629,864
Capital loss carryforward	(72,403,461)

Cost for federal income tax purposes	$373,363,987

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 29.62% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion, and
0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class IA	$299,190
Class IB	99,452

Total	$398,642

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $428 under the expense offset arrangements and by $2,906 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $307, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$248,864

24 Putnam VT High Yield Fund

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $179,742,852 and $180,506,157, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/12		Year ended 12/31/11		Year ended 12/31/12		Year ended 12/31/11

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	6,250,477	$42,354,016	3,787,507	$25,726,788	5,178,912	$34,457,721	12,515,180	82,245,857

Shares issued in connection with
reinvestment of distributions	3,604,134	23,246,663	3,674,232	24,690,837	1,341,453	8,598,713	1,361,585	9,095,385

	9,854,611	65,600,679	7,461,739	50,417,625	6,520,365	43,056,434	13,876,765	91,341,242

Shares repurchased	(9,772,227)	(66,192,232)	(9,423,700)	(63,349,032)	(8,090,799)	(53,149,928)	(16,793,809)	(111,853,547)

Net increase (decrease)	82,384	$(591,553)	(1,961,961)	$(12,931,407)	(1,570,434)	$(10,093,494)	(2,917,044)	$(20,512,305)

Note 5 — Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Forward currency contracts (contract amount)	$12,500,000

OTC Credit default swap contracts (notional)	—*

Warrants	—*

* For the reporting period, the transaction volume was minimal.

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$170	Payables	$81,445

Equity contracts	Investments	254,001	Investments	—

Total		$254,171		$81,445

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Forward currency contracts	Swaps	Total

Credit contracts	$—	$(22,997)	$(22,997)

Foreign exchange contracts	165,509	—	165,509

Total	$165,509	$(22,997)	$142,512

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Forward currency contracts	Total

Foreign exchange contracts	$—	$(340,815)	$(340,815)

Equity contracts	78,846	—	78,846

Total	$78,846	$(340,815)	$(261,969)

Note 6 — Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at the beginning				Market value at the end of
Name of affiliate	of the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Money Market Liquidity Fund*	$8,825,493	$112,441,631	$109,668,676	$15,629	$11,598,448

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Putnam VT High Yield Fund 25

Note 7 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8 — New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the fund’s financial statements.

Note 9 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

Federal tax information (Unaudited)

The fund designated 1.55% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

26 Putnam VT High Yield Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.	SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Charles B. Curtis Born 1940 Trustee since 2001	Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.	Southern California Edison, a regulated electric utility, and its parent company, Edison International	
Robert J. Darretta Born 1946 Trustee since 2007	Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; TransCanada Corporation, an energy company focused on natural gas transmission, oil pipeline, and power services; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra	
Elizabeth T. Kennan Born 1938 Trustee from 1992 to 2010 and since 2012	Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming). President Emeritus of Mount Holyoke College. Trustee of the National Trust for Historic Preservation and of Centre College. Chairman of the Board of Shaker Village of Pleasant Hill.	Former Chairman and now Lead Director of Northeast Utilities, which operates New England's largest energy delivery system

Putnam VT High Yield Fund 27

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President and Treasurer	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and Putnam
Vice President and Chief Legal Officer	Since 2007	Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments and	Putnam Investments and	Judith Cohen (Born 1945)
Putnam Management	Putnam Management	Vice President, Clerk, and Associate Treasurer
Since 1993
Robert R. Leveille (Born 1969)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer	Nancy E. Florek (Born 1957)
Since 2007	Since 2007	Vice President, Proxy Manager, Assistant
Chief Compliance Officer, Putnam	Director of Accounting & Control Services,	Clerk, and Associate Treasurer
Investments, Putnam Management, and	Putnam Management	Since 2000
Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

28 Putnam VT High Yield Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Elizabeth T. Kennan
Putnam Retail Management	Ropes & Gray LLP	Kenneth R. Leibler
One Post Office Square		Robert E. Patterson
Boston, MA 02109	Independent Registered	George Putnam, III
	Public Accounting Firm	Robert L. Reynolds
	PricewaterhouseCoopers LLP	W. Thomas Stephens

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT High Yield Fund 29

This report has been prepared for the shareholders
of Putnam VT High Yield Fund.

H511
279049 2/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2012	$92,091	$ —	$5,135	$775
December 31, 2011	$95,878	$--	$4,391	$ —

For the fiscal years ended December 31, 2012 and December 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $258,022 and $131,773 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2012	$ —	$147,500	$ —	$ —

December 31, 2011	$ —	$107,505	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 28, 2013